1

2 Key Themes  Recent Updates  Superior Historical Shareholder Returns  Deep Experienced Management Team  Best-in-Class Portfolio  Stable Industry With Significant Growth Potential  Investment Strategy for Value Creation  Capital Structure to Support Growth

3 Recent Updates Recent Updates On-Campus – ONE Plans • Awarded 6 on-campus deals to date in 2017: • South Carolina – Third-party – ~3,700 beds – first delivery in 2020 • Mississippi State – Possible ONE Plan – total of 1,600 beds with ~650 beds in 2019 • Lehigh – ONE Plan – ~425 beds – targeting delivery in 2019 • Cornell East Hill Village – ONE Plan targeting delivery in 2020 • Univ. of South FL – St. Petersburg – Third-party – ~500 beds – 2019 or 2020 delivery • Thomas More College – Third-party – ~600 beds – targeting delivery in 2020 • 86% of ONE Plan assets when including active developments are at Ivy League and Power 5 conference schools. Development and Acquisitions • Acquired two communities at Oregon State and Auburn for a combined $128 million. • Delivered 6 owned developments in August with 3,701 beds and $311 million total cost. • Delivered 3 third-party developments in August with ~1,200 beds costing $98 million. • Active 2018/2019 development pipeline includes 5,991 beds with a cost of $759 million. • Anticipate 2019 development pipeline to be between $200 and $250 million. • Oklahoma State 2017 development delayed. New delivery target TBD.

4 Recent Updates Recent Updates Capital Structure • Committed development pipeline, representing 42% growth, completely funded. • $305 million of unsettled ATM forward proceeds available to fund developments. • Closed $150 million in unsecured 12- and 15-year notes in Aug. with an average interest rate of 4.26%. Used the proceeds to pay down the balance on the revolver. • Upgraded by Moody‘s from Baa3 to Baa2 Stable. • Pursuing the disposition of $100 - $200 million of assets first half of 2018. 2018 New Supply in EdR’s Markets • 2018 new supply is expected to be 1.6% of enrollment, down ~50 bps from 2017. • Supply growth is expected to outpace enrollment growth by ~20 bps compared to an average of 60 bps over the last 6 years.

5 Recent Updates Recent Updates Guidance • Reduced same-community NOI growth guidance from 2-3% to 1-2%, mainly due to the reduction of same-community fall leasing expectations. • Reduced acquisition guidance from $100 million to the already completed $28 million. • Deferred delivery of Oklahoma State. • University Towers at NC State 100% leased for fall compared to original guidance of 50% occupancy for 2017/2018 academic year. • Full year Core FFO guidance still within original guidance range of $1.90 to $2.00. • Remaining variables in 2017 guidance include: final 2017/2018 leasing results, 3rd party development fees, pursuit costs related to 2019 and 2020 developments and timing of forward equity settlements. • 2017 guidance will be updated with 3rd quarter earnings release.

6 Superior Historical Shareholder Return Superior Historical Shareholder Return Note: Period starting from the date Randy Churchey, Chairman and CEO and new management team was put in place. Source: KeyBanc Leaderboard. Other REIT sector TSRs; self-storage 293%, industrial 218%, triple net 205%, mall 173%, shopping ctr 149%, healthcare 120%, lodging 115% and office 102%. 275% 241% 217% 170% 145% 132% EdR MFG Housing Data Centers MF RMZ ACC TSR – January 2010 to December 2016 EdR TSR 12th of 120 REITS. Top 10%

7 Deep Experienced Management Team Deep Experienced Management Team Executives Randy Churchey CEO & Chairman 7 Tom Trubiana President 28 Chris Richards COO 16 Bill Brewer CFO 3 Operations Matt Fulton SVP 19 Frank Witt Regional VP 25 14 Other VPs and Regional Directors 10 Years of Tenure At EdR Senior Development / Acq 10 Senior Finance and Other 8 Board of Directors (6) – Includes 3 current/former public REIT CEOs, former CEO of public hospitality company, a former ―big 4‖ audit partner and former head of HR for a publicly traded company

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9 Portfolio Snapshot Best-in-Class Portfolio June 30, 2017 Including Announced Transactions Owned communities 64 79 University markets 38 46 Beds 33,102 42,794 Median distance to campus 0.1 miles 0.1 miles Average distance to campus 0.3 miles 0.3 miles % of NOI on or pedestrian to campus 89% 90% % NOI on campus 31% 27% Average full-time enrollment 27,550 27,081 Average rental rate $805 $ 849 Average age 8 years 7 years NOTE: Enrollment is based on 2015 full-time enrollment from common data sets. The last column includes announced acquisitions, dispositions and developments with the exception of the recently awarded Lehigh University, Mississippi State University and Cornell – East Hill Village, which are in preliminary stages.

10 Portfolio Characteristics Best-in-Class Portfolio HIGH DEMAND UNIVERSITIES 1.8x APPLICATION TO ADMITTANCE RATIO (1) Represents our communities‘ relative position in their respective market, based on a comparison of average rents to local competitors. 82% OF BEDS SERVE UNIVERSITIES WITH >20,000 ENROLLMENT 12% 56% 33% R e nts R e la tive to C o mp s . Well Positioned(1) Low End Average High End 25% 6% 47% 22% Diverse Product Garden Cottage Mid-Rise High-Rise

11 Strong Operating Performance Best-in-Class Portfolio Source: Respective financial supplements. $397 $745 2010 2016 Same-Community NAR per Occupied Bed 51% 59% 2010 2016 Same-Community Margins

12 Market Leading Internal Growth Best-in-Class Portfolio Source: Respective company‘s disclosures. EdR‘s proprietary leasing system, PILOT, which tracks market trends and leasing velocity by unit type, gives EdR the tools to produce consistent and market leading leasing results. Market-Leading Leasing Results in 4 of Last 6 Years 3.6% 3.8% 2.8% 3.1% Revenue NOI EdR ACC Same-Community Growth Six-Year CAGR Through 2016

13

Stable Demand



Projected Full-Time Enrollment Growth
Projected Average % Growth 2016-2024 = 1.4%
1.3%
2.2%
1.8%
1.2%
1.0%
1.3%
1.4%
1.6%
1.1%
2016
2017
2018
2019
2020
2021
2022
2023
2024

Enrollment Drivers

- Earnings gap between high school and college graduates has stretched to its widest level in nearly a half century
- US high school graduates will increase by an average annual rate of 0.2% between 2016 and 2020
- Students seek the highest value education
- There is a correlation between university size and enrollment trends, with the highest median enrollment growth experienced at large, program-diversified universities.
- Enrollment at public four-year institutions has out performed four-year private and for-profit institutions as well as two-year institutions

Sources: National Center for Education Statistics (NCES) report titled "Projections of Education Statistics to 2024, Forty-first edition" (Sept 2016), Pew Research - Social & Demographic Trends: The Rising Cost of Not Going to College, February 11, 2014, Moody's Investors Service, Special Comment: More US Colleges Face Stagnating Enrollment and Tuition Revenue, According to Moody's Survey, Jan. 10, 2013.

Stable Industry With Significant Growth Potential
14
EdR COLLEGIATE HOUSING

2016 Enrollment Growth



Growth by Market
Enrollment Growth
-1.4%
-14.5%
-2.6%
-0.6%
0.2%
1.4%
All Institutions
For-Profit
2-Year
4-Year Private
4-Year Public
EdR Markets

2016 enrollment at post-secondary institutions declined 1.4%, driven mainly by a large drop at for-profit and 2-year institutions.

- Decline at 4-Year Private institutions mainly isolated to small schools with <3,000 students
- 4-year public schools experienced enrollment growth

- Average enrollment across EdR portfolio is nearly 28,000
- Enrollment at EdR universities served is consistent with prior years and outpaces the average
- International students represent approximately 5% of all university students

EdR's focus on larger tier 1 universities produces stronger enrollment growth.

Sources: Wall Street Journal article titled "College Enrollment Drops 1.4% as Adults Head Back to Work" (Dec. 2016), National Student Clearinghouse Research Center. Enrollment growth for EdR markets comes from university common data sets as IPEDS has not posted official data for the 2016-2017 school year. At this time only 88% of the universities served by EdR have reported their common data set information.

Stable Industry With Significant Growth Potential
15

EdR COLLEGIATE HOUSING

Manageable Supply

EdR Markets – Supply, Enrollment and Revenue Growth

	2013	2014	2015	2016	2017 Est[1]	2018 Est[2]
EdR Markets:						
New supply as % of enrollment	2.2%	2.2%	2.0%	1.8%	2.1%	1.6%
Enrollment growth	1.3%	1.4%	1.5%	1.5%	1.4%	1.4%
Difference	0.9%	0.8%	0.5%	0.3%	0.7%	0.2%
Same-community leasing results:						
Occupancy increase/(decrease)	3.0%	2.0%	0.4%	(1.1)%	-%	
Rate increase	2.0%	2.0%	3.4%	3.4 %	3.0%	
Total leasing revenue growth	5.0%	4.0%	3.8%	2.3 %	3.0%	

- 2018 supply to enrollment gap improved compared to last 5 years.
- Averaged 4% revenue growth over last 4 years.

•Favorable environment for future muted supply

- Increasing land and construction costs
- Tighter construction lending market

Note: Source is Company and AXIOMetrics data. 2013 through 2016 data represents the portfolio as it was in each respective year.
[1] Data includes the existing portfolio plus 2017 developments. The estimated enrollment growth is based on the 3-year enrollment CAGR through 2016 for the included communities. Leasing revenue growth for 2017 represents the midpoint of current projections.
[2] Data includes the existing portfolio plus 2017 and 2018 developments. The estimated enrollment growth is based on the 3-year enrollment CAGR through 2016 for the included communities.

Stable Industry With Significant Growth Potential
16

EdR COLLEGIATE HOUSING

17 Modernization Stable Industry With Significant Growth Potential Modernization is in full swing with new purpose-built housing supply replacing older duplexes, single-family homes, etc. Source: Company and AXIOMetrics data. Represents EdR‘s markets Other Housing 48% On-Campus Housing 27% [CATEGORY NAME] [VALUE]

18 Consistent and Stable Revenue Growth Stable Industry With Significant Growth Potential Student Housing - 49 consecutive quarters with same store revenue growth. Source: SNL Financial and Goldman Sachs Global Investment Research 2.8% Average -6% -4% -2% 0% 2% 4% 6% 8% 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 S a m e S to re Re v e nue Gro w th , y /y Student Housing Apartment 3.7% Average

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20 2017 acquisitions(1) $145mm 2017 developments recently delivered $311mm 2018 – 2019 development deliveries(2) $759mm Median distance to campus 0.1 miles Average distance to campus 0.3 miles Average full-time enrollment(2) 26,797 Average development yields 6.5% - 7.0% 47% GROWTH IN COLLEGIATE HOUSING ASSETS FROM 2016(2) 28% OF DEVELOPMENTS ARE ON-CAMPUS (2) Embedded External Growth Investment Strategy for Value Creation (1) Includes the acquisition of the Retreat at Corvallis which closed in January 2017, 319 Bragg which closed in February 2017 and the second closing of Urbane which will occur in September 2017. (2) Does not include data for Lehigh University, Mississippi State University or Cornell – East Hill Village developments as details are not yet finalized.

21 Quality Development Pipeline Investment Strategy for Value Creation 28% ON-CAMPUS 96% ADJACENT TO OR ON-CAMPUS

22 5.25% 5.25% 1.25% - [VALUE] 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% Development Yields Market Cap Rates Acquisition Cap Rates Development Premium Development Premiums Drive Growth Investment Strategy for Value Creation Yield Premium For Low-Risk Developments(1) (1) Current market cap rates for adjacent to campus assets in EdR type markets range from 5.0 to 5.5%. 30% Premium

23 Development Year Percentage On-Campus Total Cost EdR’s Economic Ownership Cost Market Value(1) Additional AV Creation Incremental NAV per Share(2) 2017 Deliveries 62% $307 $296 $400 $104 $1.06 2018 Deliveries 19% $613 $525 $691 $166 $1.69 2019 Deliveries 0% $106 $99 $127 $28 $0.29 Total Active Developments 30% $1,026 $920 $1,218 $298 $3.04 Value Creation from Announced Developments Investment Strategy for Value Creation (1) Based on a 6.75% average project yield and cap rates of 4.75% for on-campus and 5.25% for off-campus developments. (2) Based on 73.6 million shares outstanding as of December 31, 2016. in Millions, except per share data 32% Value Creation

24 EdR’s Share of Cost (in millions) First Year Occupancy Second Year Occupancy First-Year Economic Yield 2016 Deliveries $158 91.1% N / A 6.5% - 7%(1) 2015 Deliveries $180 94.1% 99.1% 7.5% 2014 Deliveries $263 94.4% 95.0% 7.7% 2013 Deliveries $192 92.4% 98.9% 7.4% 2012 Deliveries $91 96.7% 99.3% 9.1% Total / Average $884 93.4% 97.6% 7.6% Note: Excludes any unconsolidated joint ventures. (1) Represents average proforma first-year economic yields EdR developments have opened with average first year occupancy of 93.4% and first-year economic yields above 7% Student Housing Developments Less Risky • Delivering to stable market demand • Campuses expand but don‘t move • Construction risk passed to general contractor • Developments on or adjacent to campus • Assets deliver stabilized year one Successful Development Delivery Investment Strategy for Value Creation

25 Investment Strategy for Value Creation

26 On-Campus Market Context Investment Strategy for Value Creation University Market Trends ▪ Reduction in state funding ▪ Demographic shifts ▪ Significant deferred maintenance ▪ Increasing competitiveness for students ▪ On-campus students perform better Main Reasons Universities Pursue P3s ▪ Funding shortfalls ▪ Risk transfer ▪ Operational efficiencies ▪ Project efficiencies ▪ Debt control Enrollment Growth 7.2% State Appropriations (14.6%) Source: Center on Budget & Policy Priorities, Aon Infrastructure Solutions and P3C Conference Survey Report. (‗07 to ‘14) (‗07 to ‘14)

27 Public REITs Dominate Equity P3s Investment Strategy for Value Creation NOTE: Combined public company results from company financial supplements. $0.3 Billion [VALUE] Billion 2009 2016 Delivered On-Campus Equity Developments Significant Competitive Advantages  Proven on-campus development and management expertise  Well-capitalized balance sheet  Size and depth of resources  Public company transparency  Long-term owner of assets

28 ONE Plan History Investment Strategy for Value Creation • Best risk-adjusted return • Currently 31% NOI from on-campus assets • Recently awarded Lehigh University, Mississippi State and second development at Cornell • Robust pipeline of opportunities (1) Based on average economic yield of 6.75% and cap rate of 4.75% (2) Current and announced ONE Plan investments, except for the recently awarded developments at Lehigh University, Mississippi State University and Cornell – East Hill Village as details are not yet finalized. $26 $81 $111 $204 $342 $443 $527 $718 $833 2010 2011 2012 2013 2014 2015 2016 2017 2018 ONE Plan investments Market Value(1) $1,125 Year-End Cumulative Cost in Millions (2) 54% CAGR

29 On-Campus Market Continues to Grow Investment Strategy for Value Creation Boise State University Honors Housing Northern Michigan University  30+ Active on-campus opportunities  New housing growth: South / West  Replacement housing: Midwest / Northeast  Growth in university systems  Growth in top tier privates

30

31 Approach to Funding Capital Commitments Capital Structure to Support Growth • Investment Grade Rated Balance Sheet • Capital commitments include developments and acquisitions we are contractually obligated to complete • Maintain debt to gross asset target range of 25% - 30% • Capital sources include cash on hand, cash from operations, current debt facilities, capital recycling and equity issuance depending on market conditions and economics • ATM is most efficient source of equity due to low execution cost and ability to do over time as capital is needed. Forward option on ATM protects against current dilution. • Sold $505 million in assets since 2010, representing 73% of assets owned at the beginning of 2010 • Every incremental development or acquisition commitment requires equity funding or capital recycling of 70% - 75% to maintain debt to gross asset range

32 Capital Commitments and Funding Capital Structure to Support Growth Estimated Capital Commitments: Total Project Development Cost Acquisition or Development Costs funded by EdR (Excludes Partner Contributions) Cost Incurred to Date Remaining Capital Needs 2017 Announced acquisitions $ 16 $ 16 $ — $ 16 2017 Development deliveries 311 307 260 47 2018 Development deliveries 649 613 129 484 2019 Development deliveries 109 106 28 78 Total Capital Commitments $ 1,085 $ 1,042 $ 417 $ 625 Estimated Capital Funding: 2017 Thereafter Capital Sources Cash on hand at 6/30/2017 $ — $ 33 $ 33 Equity proceeds Available from ATM Forward Sales 290 15 305 Additional debt, including draws on Line of Credit — 287 287 Total Capital Funding $ 290 $ 335 $ 625 6/30/2017 Pro Forma for Funding Needs Through 12/31/2017 Pro Forma Assuming All Funding Completed Debt to Gross Assets(1) 26% 24% 29 % Note: Capital Commitments include announced and pending acquisitions and EdR‘s share of announced and active developments. See the Second Quarter 2017 Supplemental Package for further details. (1) Debt to gross assets is defined as total debt, excluding deferred financing costs, divided by gross assets, or total assets excluding accumulated depreciation on real estate assets.

Leverage Target and Philosophy

- Target - 25% to 30% debt to gross assets
- Philosophy - run our balance sheet such that we can fund current commitments with cash on hand, cash from operations and current debt facilities and stay within target debt to gross asset range
- Results in balance sheet capacity and flexibility to take advantage of opportunities



November '15 new debt to gross asset target range established.
Net Debt to Gross Assets(2)
42%
35%
27%
VALUE
24%
25%
24%
2013
2014
2015
2016
Q1 2017
Q2 2017
2017 F (1)

(1) Reflects funding all announced developments and recently completed acquisitions with cash on hand, proceeds from completed ATM forward sales and draws on EdR's revolving credit facility without any additional equity.

(2) Net debt to gross assets is defined as total debt, excluding the unamortized deferred financing costs, less cash, divided by gross assets, or total assets excluding accumulated depreciation on real estate assets.

Capital Structure to Support Growth

33

EdR COLLEGIATE HOUSING

34 Debt Metrics as of June 30, 2017 Capital Structure to Support Growth Source: Company financial supplements and KeyBanc Corp; Debt includes any outstanding preferred equity (1) Net debt to gross assets is defined as total debt, excluding the unamortized deferred financing costs, less cash, divided by gross assets, or total assets excluding accumulated depreciation on real estate assets. (2) Adjusted EBITDA is defined as GAAP net income excluding: (1) straight line adjustment for ground leases; (2) acquisition costs; (3) depreciation and amortization; (4) loss on impairment of collegiate housing assets; (5) gain on sale of collegiate housing properties; (6) interest expense and income; (7) amortization of deferred financing costs; (8) income tax expense (benefit); (9) non-controlling interest; (10) other operating expense related to noncash adjustments; (11) loss on extinguishment of debt; and (11) other non-operating expense. (3) Interest coverage is adjusted EBITDA divided by interest expense. 25% 33% 43% Net Debt To Gross Assets(1) 5.4X 6.0X 8.2X Debt to EBITDA(2) 11.4X 4.3X 2.9X Interest Coverage(3)

35 Current Capital Structure Capital Structure to Support Growth • Conservative Leverage Levels • Net Debt to Gross Assets: 25% • Net Debt to Adjusted EBITDA: 2.3x • Secured Debt to Gross Assets: 1% • Variable Rate Debt to Total Debt: 46% • Strong Coverage Levels • Interest Coverage Ratio: 11.4x • Well-staggered debt maturities • $500 million unsecured Credit Facility expandable to $1 billion(1) • $305 million equity proceeds available from completed but unsettled ATM forward sales • Attractive and well covered dividend(2) • Dividend Yield: 4.0% (1) The unsecured revolving credit facility‘s initial maturity is in November 2018 and the facility has a one-year extension option that may be exercised if certain conditions are met. The Company closed on the previously disclosed 12 and 15 year private placement notes, with an average interest rate of 4.26%, on August 31, 2017 and used the proceeds to pay down the revolver. (2) Based on current annual dividend of $1.56 and stock price of $38.75 on June 30, 2017. $30 $123 65 $250 $345 2017 2018 2019 2020 2021 2022 2023 2024 Debt Maturities as of June 30, 2017 (in Millions) Unsecured revolving credit facility (1) Unsecured Senior Notes Unsecured Term Loan - Fixed Rate Construction Loans - Variable Rate

37 Safe Harbor Statement Statements about the Company‘s business that are not historical facts are ―forward-looking statements,‖ which relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions. In some cases, you can identify forward- looking statements by the use of forward-looking terminology such as ―may,‖ ―will,‖ ―should,‖ ―expects,‖ ―intends,‖ ―plans,‖ ―anticipates,‖ ―believes,‖ ―estimates,‖ ―predicts,‖ ―potential,‖ or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward- looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters that they describe are subject to known and unknown risks and uncertainties that could cause the Company‘s business, financial condition, liquidity, results of operations, Core FFO, FFO and prospects to differ materially from those expressed or implied by such statements. Such risks are set forth under the captions ―Risk Factors,‖ ―Forward-Looking Statements‖ and ―Management‘s Discussion and Analysis of Financial Condition and Results of Operations‖ (or similar captions) in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and, except as otherwise may be required by law, the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law.